investor meetings May, 2020 Exhibit 99.1

Forward looking statements Statements made in this presentation that are not historical facts, including statements accompanied by words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” or similar words are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding AMERISAFE’s plans and performance. These statements are based on management’s estimates, assumptions, and projections as of the date of this presentation and are not guarantees of future performance and include statements regarding management’s views and expectations of the workers’ compensation market, the Company’s growth opportunities, underwriting margins and actions by competitors. Actual results may differ materially from the results expressed or implied in these statements if the underlying assumptions prove to be incorrect or as the result of risks, uncertainties, and other factors, including the impact of the COVID-19 pandemic on the business and operations of the Company and our policyholders and the market value of the securities in our investment portfolio. Other factors that may affect our results are set forth in the Company’s filings with the Securities and Exchange Commission, including AMERISAFE’s Annual Report on Form 10-K for the year ended December 31, 2019. AMERISAFE cautions you not to place undue reliance on the forward-looking statements contained in this presentation. AMERISAFE does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this presentation.

Overview AMERISAFE has a 34-year operating history as a specialty provider of workers’ compensation insurance for small to mid-sized employers engaged in high hazard industries. 2020 YTD HIGHLIGHTS GPW: - 6.5% Combined ratio: 83.5% Operating ROE: 16.1% 2019 Premium Distribution by State AMERISAFE actively markets insurance in 27 states.

PREMIUM DISTRIBUTION Historical Premium Distribution of Major Industry Groups (in $ millions) Premium Distribution by Industry as of 12/31/19 *Includes Assigned Risk & Assumed premiums +Other includes a wide variety of high-hazard business including cell phone tower service and repair, window washers, metal and scrap iron dealers, and other businesses.

Pillars of distinction AMERISAFE High Hazard Niche Focus Rate more than 3x national average Difficult to serve industry sub-segments Mobile workforce- non-fixed workplace environment Less impacted by soft market cycles Small to Mid-Size Employer Focus Less competition Less price sensitivity More difficult to serve Higher client retention Requires expense management/ operational efficiency High Hazard Underwriting Expertise Industry-specific risk analysis tools Underwriters’ knowledge of industry practices No MGA’s / MGU’s Track record of pricing discipline Comprehensive Safety Services Field Safety Professionals (FSPs) maintain in-depth knowledge of high hazard industries Pre-quotation, worksite safety inspection performed on 91% of new accounts FSPs geographically dispersed Intensive Claims Management Field Case Managers (FCMs) located in service areas Low case load 48 claims per FCM Higher severity losses require unique claims handling skills and processes FCMs focus on timely resolution of claims

AMERISAFE Customer Overview Large Competitors (major national firms); Represents 5% of AMSF policies; 26% of premiums Mid-sized Competitors (regional and smaller national firms); Represents 25% of AMSF policies; 39% of premiums Small Competitors (single-state writers, self-insured funds); Represents 70% of AMSF policies; 35% of premiums Competition is fragmented, and favors multi-state writers of small to mid-sized employers Intensity of Competition Policy Size Small Large Annual Premium > $100,000 Annual Premium $35,000 to $100,000 Annual Premium < $35,000 As of 12/31/2019 Average Policy Size: $35,364 Average Number of Employees at each Insured Business: 18 Opportunity: $18.1 billion in target class codes in target states

COVID-19 UPDATE     We believe our policyholders will be less impacted by March-May Stay-At-Home orders. Our small business niche could have a greater impact to AMSF than class of business. Top Ten Premium States

One month net change in April 2020 nonfarm payrolls (number of jobs) – United States COVID-19 UPDATE

COVID-19 UPDATE Insured Policyholders Most insureds (95%) report payrolls and pay premiums monthly. Premium reports received in April (which represent March activity) were 9% lower than expected. Premium reports received in May (which represent April activity) were 11% lower than expected (through May 15, 2020). The expected amount is determined by taking annual premiums dividing by twelve for each month. Grace periods in states have been extended which could increase provision for bad debt if insureds are unable to pay. Payroll changes will affect expectations for future audits and are part of Earned But Unbilled Premium (EBUB) which is estimated quarterly. Impact of recession on long-term payrolls could significantly reduce premium. AMERISAFE Operations Most home office employees have transitioned to work remotely. Field staff are working from home using virtual means (phone, email, video calls, facetime) to conduct safety visits, sales calls, premium audits, and claims handling. Phased return-to-office actions are in planning process Primary focus: health & safety of employees, policyholders, injured workers.

Pricing for Profitability Loss costs – estimated loss/$100 payroll approved by state regulator Loss cost multiplier (LCM) – multiplier applied to loss costs to cover company expenses above loss costs Effective loss cost multiplier (ELCM) – aggregate actual LCM, including the impact of discretionary pricing as permitted

Combined Ratio Consistently profitable underwriting Average 86.7 % combined ratio over the last fourteen years

Economic model – roe drivers Imperative to execute on the fundamentals of underwriting, safety and claims with investment yields at low levels At current leverage ratios, a 1 point change in Loss Ratio equates to a 28 bps change in yield to maintain ROE YTD Loss Ratio 55.3% + Expense Ratio 26.9% + Policyholder Dividend Ratio 1.3% = Combined Ratio 83.5% Underwriting Profit 16.5% x Operating Leverage 0.75 = Pre-tax ROAE from Underwriting 12.4% Pre-tax Investment Yield 2.6% x Investment Leverage 2.7 = Pre-tax Operating ROAE from Investing 7.0% Pre-tax Operating ROAE from Other Income (Expense) 0.3% Pre-tax Operating ROAE 19.7% Effective Tax Rate 18.4%  Operating ROAE 16.1%

Contributions to Returns As of December, 2018; Source: Willis Towers Watson; A.M. Best Data AMERISAFE continues to outperform the A.M. Best rated workers’ compensation peer group, due primarily to favorable underwriting performance.

INVESTMENT PORTFOLIO Portfolio Allocation (as of 3/31/20) Carrying value of cash and investments was $1.2 billion at March 31, 2020 As of March 31, 2020, fixed-maturity securities had an average composite credit rating of “AA” Municipals include 6% of the portfolio in taxable municipal bonds Value of Maturities by Effective Duration (as of 3/31/20) Average effective duration of cash and invested assets at March 31, 2020, was 3.87 Effective Duration Millions

Capital management Goal: Maintain and Balance Hold prudent capital levels to maintain A.M. Best financial strength rating of “A”, yet achieve attractive returns for shareholders History of Proactive Capital Management $62.0M of preferred and debt retirement $22.4M of share repurchases $447.4M of dividends paid or declared Extraordinary Dividends of $28.2M in 2014; $57.4M in 2015; $62.5M in 2016; $67.4M in 2017, $67.4 in 2018, Current Capital Deployment Strategies Organic growth Acquisition considerations Renewal rights Balance sheet Continued dividend payments $25M Share repurchase authorization and $67.6 in 2019

CAGR 14.0% in BV+ Capital Returned CAGR 8.2% in BVPS Historical Financial performance

Current workers’ compensation market conditions

WC Industry Combined Ratio Sources: A.M. Best; Workers' Compensation Composite AMSF Average Outperformance 15.1 pts., Since 2000 AMSF Average Outperformance 17.5 pts., Since 2006

Workers’ Comp Rate Changes 2013: Q1 – 2019: Q4 Source: The Council of Insurance Agents and Brokers.

WC Insurance Rate Changes Source: The Council of Insurance Agents & Brokers.

Residual Market Activity 8 ALL POOLS – NET WRITTEN PREMIUM* ALL POLICY YEARS COMBINED *Premium volume shown is the quarterly amount net of uncollectible premium for all states and net of premium ceded for the cost of excess reinsurance for AK and NM. Source: National Council of Compensation Insurance, Inc.

Reduction in Combined Ratio Necessary to Offset 1% Decline in Investment Yield to Maintain Constant ROE, by Line* *Based on 2008 Invested Assets and Earned Premiums; **US domestic reinsurance only. Lower Investment Earnings Place a Greater Burden on Underwriting and Pricing Discipline.

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Stock Price $62.50 52 Week Range $48.02 – 80.65 Shares Outstanding 19.3 M Market Cap $1.21 B Book Value per Share $22.64 Price-to-Book 2.76x Market data as of May 1, 2020; Financial data as of March 31, 2020

Selected Balance Sheet Data 3/31/2020 2019 2018 Investments, Cash and cash equivalents $1,178,905 $1,168,831 $1,165,834 Amounts recoverable from reinsurers 105,128 95,913 112,006 Premiums receivable, net 169,127 157,953 162,478 Deferred income taxes 17,750 17,513 21,852 Deferred policy acquisition costs 19,719 19,048 19,734 Other Assets 33,532 33,648 34,027 Total Assets 1,524,161 1,492,906 1,515,931 Reserves for loss and loss adjustment expenses 779,283 772,887 798,409 Unearned premiums 146,171 140,873 149,296 Insurance-related assessments 24,155 22,967 28,258 Other Liabilities 137,596 125,964 130,206 Shareholders’ equity 436,956 430,215 409,762 METRICS Book Value Per Share $22.64 $22.29 $21.26 (IN THOUSANDS)

Income Statement (IN THOUSANDS) 2020 YTD 2019 2018 Revenues: Gross premiums written $87,071 $333,460 $351,696 Ceded premiums written (2,783) (8,995) (9,344) Net premiums written $84,288 $324,465 $342,352 Net premiums earned $78,990 $332,888 $350,326 Net investment income 7,749 32,483 30,452 Net realized gains (losses) on investments 992 (80) (1,536) Net unrealized gains (losses) on equity securities (8,763) 4,758 (2,088) Fee and other income 201 321 599 Total revenues 79,169 370,370 377,753 Expenses: Loss and loss adjustment expenses incurred 43,647 176,342 204,891 Underwriting and other operating costs 21,284 74,351 81,133 Policyholder dividends and other 997 4,160 4,148 Total expenses 65,928 254,853 290,172 Income before taxes 13,241 115,517 87,581 Income tax expense 2,441 22,827 15,949 Net income $10,800 $92,690 $71,632